Exhibit 10.86
- EXECUTION VERSION -
ADDENDUM NO. 2
TO THE MEMORANDUM OF AGREEMENT
DATED 31 AUGUST 2018 (AS AMENDED BY ADDENDUM NO. 1 DATED 28 SEPTEMBER 2018 AND AS AMENDED FROM TIME TO TIME, THE "MOA")
FOR THE SALE AND PURCHASE OF THE
MV "CPO OCEANIA", IMO-NO. 9522099 (THE "VESSEL")
BETWEEN
DR. HAGEN FRHR. VON DIEPENBROICK IN HIS CAPACITY AS INSOLVENCY ADMINISTRATOR
OVER THE ASSETS OF
KOMMANDITGESELLSCHAFT MS "CPO OCEANIA"
OFFEN REEDEREI UG (HAFTUNGSBESCHRÄNKT) & CO. (THE "SELLERS")
AND
FELLOW SHIPPING CO. (THE "BUYERS")
WHEREAS
I.
Pursuant to a memorandum of agreement in the Norwegian Sale Form 2012 dated 31 August 2018 (as amended by Addendum No. 1 dated 28 September 2018 (the "Addendum No. 1") and as amended from time to time, the "MOA"), the Sellers agreed to sell to Seanergy Maritime Holdings Co., organized and existing under the laws of the Republic of the Marshall Islands, with registered address at 154 Vouliagmenis Avenue, 16674 Glyfada, Athens, Greece ("Seanergy"), or its guaranteed nominee, the motor vessel "CPO OCEANIA" with IMO number 9522099 registered under the German Ship Register and the Liberia Bareboat Register (the "Vessel") and Seanergy agreed to buy the Vessel.

II.
Seanergy nominated Fellow Shipping Co., organized and existing under the laws of the Republic of the Marshall Islands (the "Buyers") as final buyer under the MOA for the sale and delivery of the Vessel, pursuant to a Nomination Letter dated 13 September 2018.

III.
As the exact dates of the respective time charter party as well as the addenda thereto between the Sellers and the Charterer ("the Charter Party") – meanwhile novated to the Buyers pursuant to a Novation Agreement dated 10 October 2018 (the "Novation Agreement") – have neither been correctly reflected in Clause 22 of the MOA nor in the Addendum No. 1, the Parties agreed to enter into this Addendum No. 2 in order to clarify the correct dates of the Charter Party.

NOW, IT IS THEREFORE AGREED BETWEEN THE PARTIES AS FOLLOWS:
1.
For the sake of good order, the Parties herewith confirm, that the Charter Party entered into between the Sellers and the Charterer is dated 20th May 2016 and amended and prolonged for the first time on 18th January 2017 (in direct continuation of the Charter Party dated 20th May 2016) and further amended and prolonged for the second time on 12th January 2018 (in direct continuation of the first amendment dated 18th January 2017) (together with any and all amendments and addenda thereto hereinafter called the "Time Charter").

2.
Any words and expressions defined in the MOA shall have the same meaning when used herein and terms used and expressions defined in this Addendum No. 2 shall have, vice versa, the same meaning in the MOA, in each case unless otherwise defined or unless the context otherwise requires.

3.	This Addendum No. 2 shall be governed by the laws of England and shall be subject to the arbitration procedure as said out in Clause 16 of the MOA, as though it was set out herein.
4.
If one or more provisions of this Addendum No. 2 should be or become fully or partly invalid or unenforceable, the other provisions of this Addendum No. 2 or the rest of the provisions, as the case may be, shall remain unaffected. The parties shall agree on a new provision replacing the invalid or unenforceable one or its part, which comes as close as legally possible to the intended economic effect of the invalid or unenforceable provision. This stipulation applies mutatis mutandis if it turns out that the parties have by mistake omitted to regulate a certain question.

5.	Save as set out herein in this Addendum No. 2, all other terms and conditions of the MOA, remain unchanged and in full force and effect.

IN WITNESS WHEREOF this Addendum No. 2 has been signed on behalf of the parties hereto on this 31st day of October 2018.

/s/ illegible	/s/ Stavros Gyftakis
ON BEHALF OF THE SELLERS	ON BEHALF OF THE BUYERS
NAME:	NAME: Stavros Gyftakis
TITLE:	TITLE: Director

CONFIRMED by Seanergy Maritime Holdings Corp.:

/s/ Stavros Gyftakis
ON BEHALF OF SEANERGY
NAME: Stavros Gyftakis
TITLE: Attorney-in-fact

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